                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2000
         ---------------------------------------------------------------

                             INTERWEST BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

              Washington              0-26632             91-1691216
    ----------------------------    ------------     ----------------------
    (State or other jurisdiction    (Commission          (IRS Employer
          of incorporation)         File Number)     Identification Number)

                              275 S.E. Pioneer Way
                          Oak Harbor, Washington 98227
                          ----------------------------
                (Address of principal executive offices/Zip Code)

       Registrant's telephone number, including area code: (360) 679-4181
       ------------------------------------------------------------------

ITEM 8. CHANGE IN FISCAL YEAR

     On June 20, 2000, the Board of Directors of InterWest Bancorp, Inc. (the "Company"), to align the Company's reporting periods with those of its commercial bank peers, approved a change of the Company's fiscal year-end from September 30 to December 31, effective retroactively to January 1, 2000. The Company has filed a report on Form 10-Q covering the transition period from October 1, 1999 to December 31, 1999. The Company will file audited financial statements on Form 10-K for the period ending December 31, 2000, which will include audited financial statements for the three-month transition period ended December 31, 1999.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: June 28, 2000

                                          INTERWEST BANCORP, INC.

                                          By:  /s/ Patrick M. Fahey
                                             ------------------------------
                                             Its: President and Chief
                                                  Executive Officer


                                       2